SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported ) February 8, 1998

                           NEW YORK HEALTH CARE, INC.
             (Exact Name of Registrant as Specified in its Charter)

   New York                         1-12451                         11-2636089
(State or other             (Commission File Number)              (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                       Number)

1850 McDonald Avenue, Brooklyn, N.Y.                                  11223
(Address of Principal Executive Offices)                            (Zip Code)

                         Registrant's telephone number,
                       including area code, (718) 375-6700

Item 5: ACQUISITION OR DISPOSITION OF ASSETS

      On February 8, 1998, a recently-formed wholly-owned subsidiary of the Company, named "NYHC Newco Paxxon, Inc.", a New York corporation ("NYHC Newco"), purchased from Metro Healthcare Services, Inc., a New Jersey corporation ("Metro"), the home care business assets (other than accounts receivable) which Metro operated in Edison, Shrewsbury and Toms River, New Jersey for a purchase price consisting of $500,000 paid at closing and a promissory note in the principal sum of $580,000 payable in twelve equal quarterly installments commencing May 5, 1998 together with accrued interest at a rate equal to 1% per annum over the prime interest rate published by the Wall Street Journal on February 8, 1998, adjusted quarterly. The promissory note is subordinated to all obligations due to the Company's banks or other institutional lenders. The promissory note and the covenants of NYHC Newco are guaranteed by the Company.

      As part of the acquisition transaction, NYHC Newco assumed a leasehold obligation for the one office located in Toms River, New Jersey (expiring May 31, 1998) in the aggregate sum of $2,400 per month, together with various equipment leases for items of business equipment. It also entered into two leases for additional office space; one in Shrewsbury, New Jersey (expiring February 28, 2001) at a rent of $700 per month and the other in Edison, New Jersey (expiring May 31, 1999) at a rent of $1,140 per month.

      On March 26, 1998, NYHC Newco purchased from Heart to Heart Healthcare Services, Inc., a New Jersey corporation ("Heart to Heart"), the home care business assets (other than accounts receivable) which Heart to Heart operated in East Orange and Hackensack, New Jersey for a purchase price consisting of a promissory note in the principal sum of $1,150,000 payable in 24 equal quarterly installments commencing June 26, 1998 together with accrued interest at a rate equal to 1% per annum over the prime interest rate published by the Wall Street Journal on March 26, 1998, adjusted quarterly. The promissory note is subordinated to all obligations due to the Company's banks or other institutional lenders. The promissory note and the covenants of NYHC Newco are guaranteed by the Company.

      As part of the acquisition transaction, NYHC Newco assumed leasehold obligations for the two offices located in East Orange (expiring August 31, 2002) and Hackensack, New Jersey (expiring May 31, 1998) in the aggregate sum of $1,815 per month, together with various equipment leases for items of business equipment.

      As noted in the Company's December 20, 1996 prospectus and Form 10-KSB annual report for the year ended December 31, 1996, its directors are the sole stockholders of Heart to Heart. The Company therefore obtained an independent opinion that the terms and conditions of the acquisition are, under all circumstances, fair to the Company.

      The Company expects to account for each of these acquisitions as a "purchase" in accordance with Generally Accepted Accounting Principles.

Item 7: FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired:

            (i) The Company does not believe that financial statements relating to the home care business assets acquired from Metro Healthcare Services, Inc. are required to be filed pursuant to Item 310 of Regulation SB.


            (ii) Financial statements required by Item 310 of Regulation SB relating to the home care business assets acquired from Heart to Heart Healthcare Services, Inc., consisting of that company's audited Balance Sheets and related statements of income and retained earnings as at December 31, 1997 and 1996, and statements of cash flows for the years then ended, have been included in this report.


      (b)   Pro Forma Financial Information.

            (i) The Company does not believe that pro forma financial information relating to the home care business assets acquired from Metro Healthcare Services, Inc. is required to be filed pursuant to Item 310 of Regulation SB.


            (ii) Pro forma financial information required by Item 310 of Regulation SB relating to the home care business assets acquired from Heart to Heart Healthcare Services, Inc., consisting of unaudited pro forma condensed combined statements of earnings for the year ended December 31, 1997 and for the three months ended March 31, 1998 have been included in this report. The pro forma condensed combined balance sheets at December 31, 1997 and at March 31, 1998 have not been included because the Company's Form 10-QSB for the three months ended March 31, 1998 included a Consolidated Balance Sheet for New York Health Care, Inc. and Subsidiary as at March 31, 1998 reflecting the acquisition of assets of Heart To Heart Health Care Services, Inc.


      (c)   Exhibits.

      2.2 Purchase and Sale Agreement dated February 8, 1998 among NYHC Newco Paxxon, Inc. and Metro Healthcare Services, Inc.

      2.3 Purchase and Sale Agreement dated February 25, 1998 among NYHC Newco Paxxon, Inc. and Heart to Heart Healthcare Services, Inc.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Heart to Heart Health Care Services, Inc.

We have audited the accompanying balance sheets of Heart to Heart Health Care Services, Inc. (the "Corporation") as of December 31, 1997 and 1996, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heart to Heart Health Care Services, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                               M.R. WEISER & CO.LLP
                                               CERTIFIED PUBLIC ACCOUNTANTS

New York, NY
March 20, 1998, except for Note 9
   for which the date is March 26, 1998

                    HEART TO HEART HEALTH CARE SERVICES, INC.

                                 BALANCE SHEETS

                                   A S S E T S
                                                                December 31,
                                                            -------------------
                                                              1997       1996
                                                            --------   --------
Current assets:
   Cash                                                     $120,323   $ 36,777
   Accounts receivable, less allowance for
      uncollectible accounts of $40,000 and
      $30,000 in 1997 and 1996, respectively                 369,414    438,968
   Loan receivable - shareholders                            116,349
   Prepaid expenses                                           42,612      3,958
                                                            --------   --------
           Total current assets                              648,698    479,703

Property and equipment                                         2,816      3,487

Deposits                                                       5,225      2,225
                                                            --------   --------
           Total assets                                     $656,739   $485,415
                                                            ========   ========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Note payable - bank                                      $210,000   $100,000
   Accounts payable and accrued expenses                      37,506     47,244
   Accrued payroll                                            54,375     34,273
   Deferred income taxes                                      10,000     10,000
                                                            --------   --------
           Total current liabilities                         311,881    191,517
                                                            --------   --------
Commitments

Shareholders' equity:
   Common stock, no par value, authorized
      2,500 shares, issued and outstanding
      100 shares                                               1,000      1,000
   Additional paid-in capital                                252,245    252,245
   Retained earnings                                          91,613     40,653
                                                            --------   --------
           Total shareholders' equity                        344,858    293,898
                                                            --------   --------
           Total liabilities and shareholders' equity       $656,739   $485,415
                                                            ========   ========

                 See accompanying notes to financial statements

                    HEART TO HEART HEALTH CARE SERVICES, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS

                                                        For the Years Ended
                                                            December 31,
                                                     --------------------------
                                                         1997           1996
                                                     -----------    -----------

Net patient service revenue                          $ 1,950,890    $ 1,181,174
                                                     -----------    -----------
Expenses:
   Professional care of patients                       1,251,167        742,356
   General and administrative                            333,016        227,479
   Occupancy                                              16,830         13,400
   Bad debt expense                                       19,333         25,000
   Depreciation                                              670            670
   Interest                                                8,913          1,213
                                                     -----------    -----------
           Total expenses                              1,629,929      1,010,118
                                                     -----------    -----------
Income before provision for income taxes                 320,961        171,056

Provision for income taxes:
   Current                                                 1,350            125
                                                     -----------    -----------
Net income                                               319,611        170,931

Retained earnings (deficit) - beginning of year           40,653       (130,278)

Shareholder distributions                               (268,651)
                                                     -----------    -----------
Retained earnings - end of year                      $    91,613    $    40,653
                                                     ===========    ===========

                 See accompanying notes to financial statements

                    HEART TO HEART HEALTH CARE SERVICES, INC.

                            STATEMENTS OF CASH FLOWS

                                                           For the Years Ended
                                                               December 31,
                                                         ----------------------
                                                            1997         1996
                                                         ---------    ---------
Cash flows from operating activities:
   Net income                                            $ 319,611    $ 170,931
   Adjustments to reconcile net income to net cash
      provided by (used in) operating activities:
        Depreciation                                           671          670
        Bad debt expense                                    19,333       25,000
        Changes in operating assets and liabilities:
           Decrease (increase) in accounts receivable       50,221     (435,148)
           Decrease in unbilled receivables                             110,307
           Increase in prepaid expenses                    (38,654)        (947)
           Increase in deposits                             (3,000)
           (Decrease) increase in accounts payable and
             accrued expenses                               (9,738)      37,033
           Increase in accrued payroll                      20,102        5,076
                                                         ---------    ---------
             Net cash provided by (used in) operating
                activities                                 358,546      (87,078)
                                                         ---------    ---------
Cash flows from investing activities:
   Acquisition of property and equipment                                 (1,712)
   Increase in loan receivable - shareholders             (116,349)
                                                         ---------    ---------
             Net cash used in investing activities        (116,349)      (1,712)
                                                         ---------    ---------
Cash flows from financing activities:
   Increase in note payable - bank                         110,000      100,000
   Capital contributed                                                   18,888
   Shareholder distributions                              (268,651)
                                                         ---------    ---------
             Net cash (used in) provided by financing
                activities                                (158,651)     118,888
                                                         ---------    ---------
Net increase in cash                                        83,546       30,098

Cash at beginning of year                                   36,777        6,679
                                                         ---------    ---------
Cash at end of year                                      $ 120,323    $  36,777
                                                         =========    =========
Supplemental disclosure of cash flow information:
   Income taxes paid                                     $     175    $     125
                                                         =========    =========

   Interest paid                                         $   8,189
                                                         =========

                 See accompanying notes to financial statements

                    HEART TO HEART HEALTH CARE SERVICES, INC.

                          NOTES TO FINANCIAL STATEMENTS


1.    THE COMPANY:

      Heart to Heart Health Care Services, Inc. (the "Corporation") was incorporated on December 8, 1993 under the laws of the State of New Jersey. The Corporation was formed to provide the services of registered nurses and nurses aides to individual patients and to hospitals, nursing homes and other healthcare providers within the State of New Jersey.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Net Patient Service Revenue:

      The Corporation recognizes net patient service revenue on the date services are rendered.

      Property, Plant and Equipment:

      Property, plant and equipment is carried at cost and is being depreciated under the straight-line method over the following estimated useful lives of the assets or the life of the lease, whichever is shorter.

            Machinery and equipment                  5 years
            Furniture and fixtures                   7 years

      Income Taxes:

      No provision has been made in the accompanying financial statements for Federal income taxes, since the Corporation is an "S" corporation and its operations are included in the individual income tax returns of the shareholders.

      Deferred state income taxes arise from the use of the cash basis of accounting for income tax purposes.

      Statement of Cash Flows:

      For purposes of the statement of cash flows, the Corporation considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents.

3.    PROPERTY AND EQUIPMENT:

      Property and equipment consist of the following at December 31,:

                                                   1997       1996
                                                 -------    -------

            Machinery and equipment              $ 1,741    $ 1,741
            Furniture and fixtures                 3,047      3,047
                                                 -------    -------

                                                   4,788      4,788
            Less accumulated depreciation         (1,972)    (1,301)
                                                 -------    -------

                                                 $ 2,816    $ 3,487
                                                 =======    =======

4.    THIRD-PARTY REIMBURSEMENT REVENUE:

      Approximately 85% and 82% of net patient service revenue was derived under State third-party reimbursement programs during the years ended December 31, 1997 and 1996.

5.    NOTE PAYABLE - BANK:

      On May 9, 1996, the Corporation arranged for a $250,000 line of credit with a bank collateralized by the Corporation's accounts receivable and personal guarantees by the shareholders. Interest is payable monthly at .75% above the market prime as posted in the Wall Street Journal (9.25% at December 31, 1997). The line of credit is payable on demand.

6.    FAIR VALUE OF FINANCIAL INSTRUMENTS:

      The amounts included in the balance sheet at December 31, 1997 for cash, accounts receivable, loan receivable - shareholders, note payable - bank, accrued payroll, accounts payable and accrued expenses approximate fair value because of the short-term nature of these instruments.

7.    COMMITMENTS:

      The Corporation leases office space under a noncancellable operating lease expiring in August 2002.

      Future minimum lease payments due under the operating lease is as follows:

            1998                                          $19,975
            1999                                           19,600
            2000                                           20,800
            2001                                           22,000
            2002                                           15,200
                                                          -------

            Total minimum future payments                 $97,575
                                                          =======

      Rental expense charged to operations was approximately $16,930 and $13,400 for the years ended December 31, 1997 and 1996, respectively.

8.    RELATED PARTY TRANSACTIONS:

      In July 1996, the Corporation entered into a service agreement with a company affiliated through common ownership. The affiliated company has agreed to provide administrative services relating to payroll benefits management and data processing through December 31, 1998 to the Corporation. The fee for these services approximated $25,500 and $15,000 in 1997 and 1996, respectively. In addition, the Corporation prepaid $36,000 on account of its 1998 processing fees.

      During 1997, the shareholders received a loan from the Corporation. The loan, due on demand, will be liquidated during 1998.

9.    SUBSEQUENT EVENT:

      On March 26, 1998, the Corporation sold the customer lists and other intangible assets to a wholly owned subsidiary of a publicly held entity. The publicly held entity is related to the Corporation through common ownership and management. The aggregate purchase price was $1,150,000. This amount was paid by the issuance of a promissory note.

                    NEW YORK HEALTH CARE, INC. AND SUBSIDIARY
                         PRO FORMA FINANCIAL INFORMATION
               PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (Unaudited)

                                      Historical        Historical
                                       New York       Heart to Heart
                                   Health Care, Inc.   Health Care          Pro Forma
                                    and Subsidiary    Services, Inc.       Adjustments         Pro Forma
                                   ----------------   --------------      ------------       ------------
Net patient service revenue          $ 13,231,066      $  1,950,890                          $ 15,181,956
                                     ------------      ------------                          ------------

Professional care of patients           9,248,446         1,251,167                            10,499,613
General and administrative              3,661,416           369,849       $     51,000(A)       4,082,265
                                     ------------      ------------       ------------       ------------

Total operating expenses               12,909,862         1,621,016             51,000         14,581,878
                                     ------------      ------------       ------------       ------------

Income from operations                    321,204           329,874            (51,000)           600,078

Nonoperating income and (expenses)         49,959            (8,913)          (103,000)(B)        (61,954)
                                     ------------      ------------       ------------       ------------
Income before provision for
    income taxes                          371,163           320,961           (154,000)           538,124

Provision for income taxes                187,300             1,350             65,650(C)         254,300
                                     ------------      ------------       ------------       ------------

Net income                           $    183,863      $    319,611       $   (219,650)      $    283,824
                                     ============      ============       ============       ============
Weighted average shares
    outstanding                         3,750,000                                               3,750,000
                                     ============                                            ============

Earnings per share                   $        .05                                            $        .08
                                     ============                                            ============

Notes to Pro Forma Financial Information:

Accounting for the Acquisition:

On March 26, 1998, NYHC Newco Paxxon, Inc., a wholly owned subsidiary of New York Health Care, Inc., purchased the home care business assets (other than accounts receivable) from Heart to Heart Healthcare Services, Inc. The aggregate purchase price was $1,150,000, which was paid through issuance of a promissory note. The accompanying unaudited pro forma condensed combined financial information gives effect to the acquisition as if such transaction had occurred for purposes of the statement of earnings at the beginning of each period presented.

Financial Statement Presentation:

The pro forma condensed combined Balance Sheets at December 31, 1997 and at March 31, 1998 have not been included because the consolidated Balance Sheet for New York Health Care, Inc. and Subsidiary, as included in its March 31, 1998 Form 10-QSB, reflected the acquisition of assets of Heart to Heart Health Care Services, Inc.

Pro Forma Adjustments for the Year Ended December 31, 1997:

A) Adjustment to amortize the intangible assets purchased from Heart to Heart Health Care Services, Inc., over various lives ranging from 5 to 25 years.

B) Adjustment to reflect interest expense (9 1/2%) on the $1,150,000 note payable for the purchase of the assets from Heart to Heart Health Care Services, Inc.

C) Adjustment to reflect the corporate income taxes as it relates to the pro forma adjustments for the Heart to Heart Health Care Services, Inc. transaction.

                    NEW YORK HEALTH CARE, INC. AND SUBSIDIARY
                         PRO FORMA FINANCIAL INFORMATION
               PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                   (Unaudited)

                                         Historical         Historical
                                          New York        Heart to Heart
                                      Health Care, Inc.    Health Care            Pro Forma
                                       and Subsidiary     Services, Inc.         Adjustments               Pro Forma
                                      ---------------    ---------------       ---------------          ---------------
Net patient service revenue           $     4,575,866    $       496,064                                $     5,071,930
                                      ---------------    ---------------                                ---------------

Professional care of patients               3,221,661            332,007                                      3,553,668
General and administrative                  1,106,066             78,064                                      1,184,130
Depreciation and amortization                  37,542                          $        12,750(C)                50,292
                                      ---------------    ---------------       ---------------          ---------------

Total operating expenses                    4,365,269            410,071                12,750                4,788,090
                                      ---------------    ---------------       ---------------          ---------------

Income from operations                        210,597             85,993               (12,750)                 283,840
                                      ---------------    ---------------       ---------------          ---------------

Nonoperating income and (expense)             (26,553)            (3,506)              (25,000)(B)              (55,059)
Gain on sale of assets                                         1,147,814            (1,147,814)(A)                 --
                                      ---------------    ---------------       ---------------          ---------------

Nonoperating income (expenses), net           (26,553)         1,144,308            (1,172,814)                 (55,059)
                                      ---------------    ---------------       ---------------          ---------------

Income before provision for
  income taxes                                184,044          1,230,301            (1,185,564)                 228,781

Provision for income taxes                     70,800             32,025               (17,000)(D)(E)            85,825
                                      ---------------    ---------------       ---------------          ---------------

Net income                            $       113,244    $     1,198,276       $    (1,168,564)         $       142,956
                                      ===============    ===============       ===============          ===============

Weighted average shares outstanding         3,750,000                                                         3,750,000
                                      ===============                                                   ===============

Earnings per share                    $           .03                                                   $           .04
                                      ===============                                                   ===============

Notes to Pro Forma Financial Information:

(See Accounting for the Acquisition  Note and Financial  Statement  Presentation
Note included as part of the pro forma information for the year ended December 31, 1997.

Pro Forma Adjustments for the Three Months Ended March 31, 1998:

A) Adjustment to eliminate the gain on the sale of the assets recognized by Heart To Heart Health Care Services, Inc. in connection with this transaction.

B) Adjustment to reflect interest expense (9 1/2%) on the $1,150,000 note payable for the purchase of the assets from Heart to Heart Health Care Services, Inc.

C) Adjustment to amortize the intangible assets purchased from Heart to Heart Health Care Services, Inc., over various lives ranging from 5 to 25 years.

D) Adjustment to reverse the $30,000 deferred tax expense for the gain on the sale of assets incurred by Heart to Heart Health Care Services, Inc. in relation to this transaction.

E) Adjustment to reflect $13,000 of additional corporate income tax expense as it relates to the pro forma adjustments in relation to the Heart to Heart Health Care Services, Inc. transaction.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


June 8, 1998                             NEW YORK HEALTH CARE, INC.

                                    By:  /s/ Jerry Braun
                                         ---------------------------------------
                                         Jerry Braun
                                         President and Chief Executive Officer